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                                                                    EXHIBIT 10.4

                STOCK PURCHASE AND REGISTRATION RIGHTS AGREEMENT

                                     between

                          TRW AUTOMOTIVE HOLDINGS CORP.

                                       and

                         T. ROWE PRICE ASSOCIATES, INC.

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            STOCK PURCHASE AND REGISTRATION RIGHTS AGREEMENT

            This STOCK PURCHASE AND REGISTRATION RIGHTS AGREEMENT ("Agreement") is made this 8th day of March, 2005, between TRW AUTOMOTIVE HOLDINGS CORP., a Delaware corporation (the "Company"), and T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation (the "Purchaser").

                                    RECITALS

            WHEREAS, the Company desires to sell to the Purchaser 5,256,500 shares (the "Shares") of common stock, par value $0.01 per share, of the Company (the "Common Stock") pursuant to the terms of this Agreement;

            WHEREAS, the Purchaser, as investment adviser to the mutual funds and institutional accounts ("TRP Investors") listed on Schedule I hereto, desires to purchase the Shares on behalf of such TRP Investors pursuant to the terms of this Agreement; and

            WHEREAS, to induce the Purchaser to purchase the Shares, the Company has agreed to provide the registration rights set forth in this Agreement.

            NOW, THEREFORE, in order to consummate said transactions and in consideration of the mutual agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

            ARTICLE 1. SALE OF SHARES; PURCHASE PRICE.

            Section 1.1 Sale of Shares. On the terms and subject to the conditions set forth in this Agreement and on the basis of the representations, warranties, covenants and agreements herein contained, the Company shall sell, transfer, convey and deliver to the TRP Investors, and the Purchaser, on behalf of the TRP Investors, shall purchase, on the Closing Date (as defined below), the Shares.

            Section 1.2 Consideration; Closing Date Cash Payment.

            (a) The purchase price to be paid for the Shares and for the agreements set forth herein shall be $19.65 per share (the aggregate amount to be paid by each Account as set forth on Schedule I, the "Purchase Price").

            (b) On the Closing Date:

            (i) The Company shall deliver to the Purchaser facsimile copies of the certificate or certificates representing the Shares registered in the names of the persons designated by the Purchaser (the "TRP Investors"), such names to be made available to the Company at least twenty-four hours prior to the Closing Date, duly endorsed in blank, or accompanied by stock powers duly executed in blank, in proper form for transfer free and clear of any mortgage,

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                                                                               2

      claim, lien, encumbrance, conditional sales or other title retention agreement, right of first refusal, preemptive right, pledge, option, charge, security interest or other similar interest, easement, judgment or imperfection of title of any nature whatsoever (each, an "Encumbrance").

            (ii) Upon receipt of the facsimile copies of the certificates for the TRP Investors, the Purchaser shall pay the Purchase Price to the Company by wire transfer of Federal (same-day) funds to the account specified in writing by the Company to the Purchaser at the Closing. Upon receipt of the proceeds, the Company shall promptly deliver the certificate or certificates representing the Shares via overnight delivery to the custodian banks as instructed by the Purchaser at the Closing (as defined below).

            Section 1.3 Closing. Subject to the satisfaction or waiver of the conditions specified herein, the closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of the Company on March 11, 2005, or at such other time and place as shall be mutually agreeable to the parties hereto. The date of the Closing is referred to herein as the "Closing Date." The Closing shall be deemed to be effective as of the close of business on the Closing Date. Either the Purchaser or the Company may terminate this Agreement if the Closing has not occurred by March 31, 2005 without incurring any additional liability provided that the terminating party has (a) satisfied all of its conditions to Closing as set forth herein and (b) complied with all of its obligations under this Agreement.

            ARTICLE 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE
                       PURCHASER.

A.    Representations and Warranties of the Company.

            The Company hereby represents and warrants to the Purchaser as follows:

            Section 2.1 Authority. The Company has the full right, power and authority to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by the Company hereunder. The execution and delivery of this Agreement and the sale and delivery of the Shares to be sold by the Company and the consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder have been duly authorized by the Company and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Shares to be sold by the Company or any property or assets of the Company pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which the Company is a party or by which the Company may be bound, or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Second Amended and Restated Certificate of Incorporation or Third Amended and Restated By-laws of the Company or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any self-regulatory organization, government, government instrumentality or court, domestic or foreign, having jurisdiction over the

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                                                                               3

Company or any of its properties. Furthermore, the transactions contemplated by this Agreement do not conflict with the provisions of, or appropriate waivers from the parties thereto have been obtained in connection with, the Second Amended and Restated Stockholders Agreement dated January 28, 2004 among the Company, Northrop Grumman and Automotive Investors L.L.C.

            Section 2.2 Holder of Shares; Title to Shares. The Company holds and will hold or will issue at the Closing the Shares to be sold by the Company hereunder, free and clear of any Encumbrance, other than pursuant to this Agreement; such Shares are or will be certificated and are not held in any securities account or by or through any securities intermediary within the meaning of the Uniform Commercial Code as in effect in the State of New York ("NYUCC"); the Company has, and, at the Closing will have, full right, power and authority to hold or to issue, sell, transfer and deliver the Shares to be sold by the Company pursuant to this Agreement, and upon delivery of such Shares and payment of the Purchase Price therefor as herein contemplated, assuming the Purchaser has no written notice of any adverse claim, the Purchaser will be a protected purchaser (as defined in the NYUCC) with respect to the Shares purchased by it from the Company, and the Purchaser will acquire the interest of the Company in such Shares free and clear of any Encumbrance.

            Section 2.3 Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court, governmental or self-regulatory authority or agency, domestic or foreign, is necessary or required for the performance by the Company of its obligations hereunder, or in connection with the sale and delivery of the Shares hereunder or the consummation of the transactions contemplated by this Agreement except approval of the supplemental listing application of the Shares by the New York Stock Exchange.

            Section 2.4 Valid Issuance. The Shares have been duly authorized and are validly issued, fully paid and non-assessable and have not been issued in violation of the preemptive or similar rights of any stockholder of the Company arising by operation of securities laws or the Second Amended and Restated Certificate of Incorporation or Third Amended and Restated By-laws of the Company. Based in part upon the representations of the Purchaser in Article B of this Agreement, the Shares will be issued in compliance in all material respects with all applicable federal and state securities laws.

            Section 2.5 Compliance with Registration Requirements. The Company meets the requirements for use of a registration statement on Form S-3 ("Form S-3") under the Securities Act of 1933, as amended (the "Securities Act"), and the Company has no knowledge of any fact or circumstance that with or without giving of notice or the passage of time would cause the Company to fail to meet such requirements.

B.    Representations and Warranties of the Purchaser.

            The Purchaser hereby represents and warrants to the Company as follows:

            Section 2.6 Authority. The Purchaser has the full right, power and authority to enter into this Agreement. The execution and delivery of this Agreement and the consummation of the

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transactions contemplated herein and compliance by the Purchaser with its obligations hereunder have been duly authorized by the Purchaser and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Shares to be purchased by the Purchaser or any property or assets of the Purchaser pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which the Purchaser is a party or by which the Purchaser may be bound, or to which any of the property or assets of the Purchaser is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of the Purchaser, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Purchaser or any of its properties.

            Section 2.7 Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by the Purchaser of its obligations hereunder, or in connection with the purchase of the Shares hereunder or the consummation of the transactions contemplated by this Agreement.

            Section 2.8 Institutional Accredited Investor. The Purchaser represents that it and each of the TRP Investors (a) is an institutional "accredited investor" (as defined in Rule 501(a) of Regulation D under the Securities Act) and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Shares, (b) is purchasing the Shares pursuant to a private sale exempt from registration under the Securities Act without the intent to distribute the Shares in violation of the Securities Act, and (c) will not solicit offers for, or offer or sell, the Shares by means of any form of general solicitation or general advertising or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

            Section 2.9 Restricted Securities. The Shares have not been registered under the Securities Act and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. Persons (within the meaning of the Securities Act) except pursuant to registration under the Securities Act or an exemption from or in a transaction not subject to, the registration requirements of the Securities Act.

            ARTICLE 3. CONDITIONS TO CLOSING

            Section 3.1 Conditions of the Company. The obligations of the Company to consummate the transactions contemplated hereby shall be subject to the fulfillment, at or prior to the Closing Date, of the following conditions:

            (a) The representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all respects at and as of the Closing Date as if made at and as of such date.

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            (b) The Purchaser shall have furnished or caused to be furnished to the Company at the Closing a certificate of a Vice President of the Purchaser as to the accuracy of the representations and warranties of Purchaser herein at and as of such Closing Date and as to the performance by the Purchaser of all of its obligations hereunder to be performed at or prior to such Closing Date.

            (c) The transactions contemplated in the First Stock Purchase Agreement, dated the date hereof, by and among the Company, Northrop Grumman Corporation and Richmond U.K. Inc. shall have been completed.

            Section 3.2 Conditions of the Purchaser. The obligations of Purchaser to consummate the transactions contemplated hereby shall be subject to the fulfillment, at or prior to the Closing Date, of the following conditions:

            (a) The representations and warranties of the Company contained in this Agreement shall be true and correct in all respects at and as of the Closing Date as if made at and as of such date.

            (b) The Company shall have furnished or caused to be furnished to the Purchaser at the Closing a certificate of a Vice President of the Company as to the accuracy of the representations and warranties of the Company herein at and as of such Closing Date and as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Closing Date.

            (c) The transactions contemplated in the First Stock Purchase Agreement, dated the date hereof, by and among the Company, Northrop Grumman Corporation and Richmond U.K. Inc. shall have been completed, and the Purchase Price paid by the Purchaser shall be the same as that paid by the Company in said Stock Purchase Agreement.

            ARTICLE 4. COVENANTS.

            Section 4.1 Share Certificate Legend. The certificate or certificates representing the Shares shall contain a legend substantially to the following effect:

            THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR

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            THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF
            TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

            Section 4.2 Registration Statement.

            (a) The Company shall prepare and file a Form S-3 identifying the TRP Investors as "selling shareholders" with respect to the Shares with the Securities and Exchange Commission (the "Commission") within 30 days following the Closing Date;

            (b) The Company shall use its reasonable commercial efforts to have the Form S-3 declared effective by the Commission not later than the earlier to occur of:

            (i) the 105th day following the date on which the Form S-3 is filed with the Commission, if the Form S-3 is reviewed by the Commission, or

            (ii) fourteen (14) days following the Company's receipt of a no-review letter from the Commission relating to the Form S-3;

      provided, however, the Company shall not incur liability if the time period set forth in clause 4.2 (b)(i) above is not met.

            (c) The Company shall use its reasonable efforts to keep the Form S-3 continuously effective and upon the occurrence of any event that would cause the Form S-3 or the prospectus contained therein (A) to contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) not to be effective and usable for resale of the Shares, the Company shall promptly notify Purchaser and file an appropriate amendment to the Form S-3, a supplement to the prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable efforts to cause such amendment to be declared effective and the Form S-3 and the related prospectus to become usable for their intended purposes as soon as practicable thereafter, for a period not exceeding the earlier of:

            (i) the date of the second anniversary of the Closing Date;

            (ii) the date when the Purchaser and the TRP Investors are able to sell all the Shares immediately without restriction pursuant to the volume restriction limitations of Rule 144 under the Securities Act ("Rule 144"); or

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            (iii) the date when all of the Shares held by the Purchaser and the
      TRP Investors are disposed of in accordance with the Form S-3 or Rule 144.

      Notwithstanding the foregoing, the Company may suspend the availability of the Form S-3 by written notice to the Purchaser and the TRP Investors for a period not to exceed an aggregate of 45 days in any 120-day period (each such period, a "Suspension Period") if:

                  (x) an event occurs and is continuing as a result of which the
            Form S-3, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein would, in the Company's judgment based on the advice of counsel, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

                  (y) (i) the Company determines in good faith that the
            disclosure of such event at such time would be detrimental to the Company and its subsidiaries or (ii) the Company needs additional time for the preparation of the necessary corrective disclosure, provided that in the case of clause (ii), the Suspension Period shall be no longer than is reasonably required for the Company to prepare and file the necessary corrective disclosure in order to cause the Form S-3 and related Prospectus to become usable for their intended purposes;

      provided, that, in the event the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which the Company determines in good faith would be reasonably likely to impede the Company's ability to consummate such transaction, the Company may extend a Suspension Period from 45 days to 60 days; provided, however, that Suspension Periods shall not exceed an aggregate of 90 days in any 360-day period. The Company shall not be required to specify in the written notice to the Purchaser or the TRP Investors the nature of the event giving rise to the Suspension Period.

            (d) The Company shall notify Purchaser promptly when the Form S-3 is declared effective by the SEC, and furnish such number of prospectuses, including preliminary prospectuses, and other documents incident thereto as Purchaser may reasonably request from time to time;

            (e) The Company shall use its best efforts to register or qualify such Shares under such other securities or blue sky laws of such jurisdictions of the United States where an exemption is not available and as Purchaser may reasonably request to enable it to consummate the disposition in such jurisdiction of the Shares (provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this provision, or (B) consent to general service of process in any such jurisdiction, or (C) subject itself to taxation in any jurisdiction where it is not already subject to taxation);

            (f) The Company shall cause all such Shares to be listed on each securities exchange on which similar securities issued by the Company are then listed and obtain all necessary approvals from the New York Stock Exchange for trading thereon; and

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            (g) Upon the sale of any Shares pursuant to the Form S-3, the
Company shall direct the transfer agent to remove all restrictive legends from all certificates or other instruments evidencing the Shares.

            Section 4.3 Rule 144A and Rule 144. The Company agrees with the Purchaser that, for so long as any Shares remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of the Purchaser or any TRP Investor, to the Purchaser or TRP Investor or beneficial owner of the Shares in connection with any sale thereof and any prospective purchaser of such Shares designated by the Purchaser or TRP Investor or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Shares pursuant to Rule 144A under the Securities Act, and (ii) is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Shares pursuant to Rule 144.

            Section 4.4 Removal of Restrictions on Transfer of Shares. Any legend referred to in Section 4.1 hereof stamped on a certificate evidencing the Shares with respect to such Shares shall be removed and the Company shall issue a certificate without such legend to the holder of such Shares if such Shares are registered under the Securities Act, or if such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a public sale or transfer of such security may be made without registration under the Securities Act or such holder provides the Company with other reasonable assurances that the Company may request.

            Section 4.5 Expenses. The Company shall bear the following expenses incident to the Company's performance of or in connection with the preparation and filing of the Form S-3, regardless of whether a Form S-3 becomes effective:

            (a) all registration and filing fees and expenses (including filings made with the NASD);

            (b) all expenses of printing (including any printing of prospectuses) and the Company's expenses for messenger and delivery services and telephone;

            (c) all fees and disbursements of counsel to the Company; and

            (d) all fees and expenses of the Company's accountants.

The Company shall not bear any fees or expenses related to underwriting discounts or commissions, brokers' fees and similar selling expenses, and any other fees and expenses incurred by the Purchaser or TRP Investors, including, without limitation, all fees and disbursements of counsel to the Purchaser and TRP Investors.

            Section 4.6 Filing of Form 8-K; Press Release. Within four (4) business days following the date hereof, the Company shall file a Form 8-K with the Commission (the "8-K") describing the terms of the transactions contemplated herein. The Company shall issue a press release or other announcement of this Agreement or the transactions contemplated hereby within 48 hours

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                                                                               9

following the date hereof. Notwithstanding the foregoing, the Company and the Purchaser agree that such press release shall be subject to mutual agreement and that, except to the extent required under applicable law or the requirements of a stock exchange or other applicable self-regulatory organization, the Company may not disclose the identity of the Purchaser without the Purchaser's written consent.

            ARTICLE 5. INDEMNIFICATION

            Section 5.1 Indemnification

            (a) The Company will indemnify and hold harmless the Purchaser whose Shares are included in a registration pursuant to the provisions of
      Section 4.2, each officer, director and affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act) of the Purchaser, and each person, if any, who controls Purchaser within the meaning of the Securities Act (a "controlling person"), from and against any and all loss, damage, liability, cost and expense to which the Purchaser, director, officer, affiliate, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in the Form S-3, any final prospectus relating thereto or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon written information furnished by the Purchaser or any person who controls the Purchaser in writing specifically for use in the preparation thereof.

            (b) The Purchaser whose Shares are included in a registration pursuant to Section 4.2 will indemnify and hold harmless the Company, any director or officer thereof, and any controlling person of the Company from and against any and all loss, damage, liability, cost or expense to which the Company or such director, officer, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in the Form S-3, any final prospectus relating thereto or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent such untrue statement or alleged untrue statement or omission or alleged omission was so made primarily in reliance upon written information furnished by the Purchaser specifically for use in the preparation thereof.

            (c) Promptly after receipt by an indemnified party pursuant to the provisions of subparagraph (a) or (b) of this Section 5.1 of notice of the commencement of any action

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                                                                              10

      involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said subparagraphs (a) or
      (b), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this
      Section 5.1, except to the extent the indemnifying party was prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select one firm of separate counsel satisfactory to the indemnifying party to participate in the defense of such action on behalf of all indemnified parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said subparagraphs (a) or (b) of this Section 5.1 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable out of pocket costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, in which case only the reasonable fees and expenses of such single firm shall be indemnifiable; or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action.

            (d) The obligations of the parties under this Section 5.1 shall be in addition to any liability, which any party may otherwise have to any other party.

            ARTICLE 6. MISCELLANEOUS.

            Section 6.1 Notices.

            (a) All notices, requests, demands and other communications hereunder shall be in writing (including telecopy or similar writing) and shall be given,

            If to the Purchaser:

            T. Rowe Price Associates, Inc.
            100 E. Pratt Street
            Baltimore, MD 21202
            Attention: Andrew M. Brooks/Bonnie Maher
            Facsimile No.:(410) 581-5158


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                                                                              11
            With a copy to: Darrell N. Braman

            Facsimile No.:(410) 345-6575

            If to the Company:

            TRW Automotive Holdings Corp.
            12001 Tech Center Drive
            Livonia, Michigan  48150
            Attention: Executive Vice President and General Counsel
            Facsimile: (734) 855-2473

      or to such other address or telecopy number and with such other copies as such party may hereafter specify for the purpose of notice to the other party.

            Section 6.2 Assignability; Parties in Interest. This Agreement shall not be assignable by any of the parties hereto unless mutually agreed to in writing by the parties hereto, provided that no such assignment shall relieve the assignor of its obligations hereunder. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. This Agreement is for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns and nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any legal or equitable rights, remedies or claims under or by reason of this Agreement.

            Section 6.3 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            Section 6.4 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party shall have received a counterpart signed by the other party.

            Section 6.5 Complete Agreement. This Agreement and the documents delivered pursuant hereto or referred to herein contain the entire agreement between the parties hereto with respect to the transactions contemplated herein and supersede all previous negotiations, commitments and writings.

            Section 6.6 Amendments and Waivers. The Purchaser and the Company may (a) extend the time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any or documents delivered pursuant hereto, (c) waive compliance with any of the covenants or agreements contained in this Agreement or (d) amend this Agreement, if and only, in the case of an extension or amendment, if such action is set forth in a written agreement signed by both parties that specifically refers to the provisions of this Agreement to be extended or amended, or, in the case of a waiver, if such waiver is signed by the party against whom the waiver is to be effective and the writing specifically refers to the provision of this Agreement to be waived.

            Section 6.7 Further Assurances. Each party hereto agrees, to the extent reasonable, to execute any and all documents and to perform such other acts as may be necessary or expedient to further the purposes of this Agreement and the transactions contemplated hereby.

                          Signatures follow on page S-1

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                T. ROWE PRICE ASSOCIATES, INC., on behalf of the TRP Investors listed in Schedule I

                                By:     /s/ Andrew M. Brooks
                                    ------------------------------
                                    Name: Andrew M. Brooks
                                    Title: Vice President

                                TRW AUTOMOTIVE HOLDINGS CORP.

                                By:     /s/ David L. Bialosky
                                    --------------------------------
                                    Name:  David L. Bialosky
                                    Title: Executive Vice President
                                           and General Counsel